--------------------------------------------------------------------------------

                                  John Hancock
                                  Growth
                                      Trends
                                    FUND


------
SEMI
ANNUAL
REPORT
------

4.30.02



                       Sign up for electronic delivery at
                       www.jhancock.com/funds/edelivery




[LOGO]     John Hancock
        ------------------
        JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 [A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through April 30, 2002, with the Dow Jones Industrial Average returning -0.15% and the Standard & Poor's 500 Index returning -5.80%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 13.44% in the first four months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market, led by corporate bonds.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings - from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes - stocks, bonds and cash - and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor. With the economy poised for growth, that could happen sooner rather than later.

Sincerely,

/s/Maureen R. Ford
------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

-----------
YOUR FUND
AT A GLANCE
-----------

The Fund seeks long-term growth of capital by investing approximately one-third of its assets in stocks of U.S. and foreign companies in each of the following sectors: financial services, health care and technology.

Over the last six months

[] Uncertainty over the direction of the economy, interest rates and corporate spending weighed on the stock market.

[] Financial sector gained, health care posted mixed results and technology remained under pressure.

[] The Fund's financial portfolio generated the best return and technology stocks were the biggest detractors.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Growth Trends Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2002." The chart is scaled in increments of 1% with -2% at the bottom and 0% at the top. The first bar represents the -1.19% total return for Class A. The second bar represents the -1.54% total return for Class B. The third bar represents the -1.54% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top five holdings

Financial Services
5.9%     Fifth Third Bancorp.
5.9%     Wells Fargo
5.7%     American

International Group
5.6%     Citigroup
5.3%     Freddie Mac

Technology
5.5%     Taiwan Semiconductor
5.2%     Dell Computer
5.0%     Applied Materials
4.9%     Cisco Systems
4.6%     Mercury Interactive

Health Care
9.3%     WellPoint Health Networks
8.5%     Syncor International
6.5%     Tenet Healthcare
5.0%     Aetna
5.0%     Baxter International

As a percentage of Financial Services, Technology and Health Care net assets, respectively, on April 30, 2002.

---------
MANAGERS'
REPORT
---------

John Hancock
Growth Trends
Fund

Volatile market conditions weighed on the stock market during the six months ended April 30, 2002. In this period, John Hancock Growth Trends Fund's Class A, Class B and Class C shares posted total returns of -1.19%, -1.54% and -1.54%, respectively, at net asset value. That compared with the 1.13% return of the average multi-cap growth fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

FINANCIALS By James K. Schmidt, CFA

Financial stocks continued to outperform the broad stock market. Bank stocks led the pack, bolstered by falling interest rates, better-than-expected news about problem loan levels, solid earnings growth and relief that the recession was ending. Bank stocks represented one-quarter of our portfolio of financial stocks and provided us with many of our top performers, including Wells Fargo, Fifth Third Bancorp and Bank America. Our finance companies also served us well. They were volatile at the beginning of the period, as the weak economy prompted fears that consumers would become overextended in their borrowing. But the consumer remained buoyant and the economy began its turnaround, and that bolstered our stakes in American Express, MBNA and Household International.

"Financial stocks continued to outperform the broad stock market..."

We focus on high-quality, large-cap financial stocks that are primarily of growth-oriented companies. Some of these were hit by fallout from the Enron bankruptcy and the growing concerns about complicated financial statements, adequate levels of financial disclosure or use of derivatives. Among them were top Fund holdings Fannie Mae, Freddie Mac, American International Group and
General Electric, which we sold.

With the economy in a recovery mode, we expect that the stock market will rebound from its depths of the last two years. When that happens, IPO and merger activity will pick up from its current snail's pace, benefiting investment banking firms in particular and financial stocks in general. We are also optimistic because even with their run up, financial stocks remained relatively inexpensive on a price-to-earnings basis.

HEALTH CARE by Jordan Schreiber, CFA,
Mercury Advisors

The health-care portion of the portfolio performed well under challenging conditions. Health-care stocks generally fell out of favor as investors sought out industry sectors that stood to benefit more from an economic recovery. Additionally, many large pharma- ceutical company stocks came under pressure due to concerns about upcoming patent expirations, too few new drugs in the pipeline and political uncertainty. Our decision to underweight these companies, as well as biotech stocks, proved beneficial for performance.

"...our holdings in health-care service company stocks performed quite well."

In contrast, our holdings in health-care service company stocks performed quite well. Most were able to institute higher-than-expected premiums that outpaced increased health-care costs. This enabled managed-care company WellPoint Health Networks to become the Fund's top performer. Hospital owner and operator LifePoint Hospitals also did well, thanks to its ability to attract physicians, upgrade its hospitals and pay off debt. Pharmacy benefits manager Caremark Rx also enjoyed strong gains.

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 25%, the second is Banks-United States 16%, the third Computers 14%, the fourth Electronics 13% and the fifth Finance 7%.]
--------------------------------------------------------------------------------

While the biotechnology sector was pressured, two of the Fund's holdings, Genentech and Syncor, stood out. Genentech enjoyed strong earnings gains thanks to acceptance of its innovative drug, Herceptin, for treatment of breast cancer. Syncor, the major distributor of nuclear medicines for diagnostic and therapeutic use, continues to participate in the stronger growth of this medical area.

Near-term conditions are likely to remain challenging, although we're quite optimistic about the intermediate and long-term prospects. The aging population is clamoring for new treatments for diseases, and present advances in genomics should greatly help in the discovery of new drugs and diagnostic products for these diseases.

--------------------------------------------------------------------------------
[Pie chart at middle of page with heading "Portfolio allocation As a percentage of net assets on 4-30-02." The chart is divided into four sections (from top to left): Financial services 36%, Technology 30%, Health care 32% and Short-term investments & other 2%.]
--------------------------------------------------------------------------------

TECHNOLOGY By Marc Klee, CFA, Barry Gordon and Alan Loewenstein, CFA

Technology stocks continued to lag the overall stock market during the past six months. After posting strong gains from October through December 2001, nearly everything technology-related retreated from January through April 2002, as financial results fell short and earnings expectations for future periods were lowered.

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is WellPoint Health Network followed by an up arrow with the phrase "Passes rising health-care costs on to customers." The second listing is AOL Time Warner followed by a down arrow with the phrase "Ad spending slumps." The third listing is Wells Fargo followed by an up arrow with the phrase "Well-managed bank boosted by solid fundamentals."]
--------------------------------------------------------------------------------

Our focus on technology companies that historically have reaped the biggest benefits from an economic recovery was a plus. We enjoyed especially strong gains from semiconductor chip makers and semiconductor equipment stocks such as KLA-Tencor, Applied Materials and Cypress Semiconductor. We also benefited from Amkor Technology, a leading packaging company for the semiconductor industry, and Taiwan Semiconductor, the leading semiconductor foundry company.

Slack demand for technology weighed heavily on some software stocks, including VERITAS Software. Internet- and telecommunications-related companies were mostly disappointing. AOL Time Warner, for example, was hurt by a combination of a difficult advertising climate and slowing Internet subscriber growth. Like other telecommunications equipment firms, wireless technology company QUALCOMM suffered from the sluggish economy and lower industry spending.

"...nearly everything technology-related retreated from January through April 2002..."

We believe that technology stocks stand to perform well in the second half of 2002. A reasonable economic recovery should shore up demand for tech products. As long as consumer spending remains intact and corporate spending picks up to some degree, we believe technology stocks have the potential for a strong rebound.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

-----------
A LOOK AT
PERFORMANCE
-----------

For the period ended
April 30, 2002

The index used for comparison is the Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest in an index.

                         Class A        Class B         Class C       Index
Inception date           9-22-00        9-22-00         9-22-00           -

--------------------------------------------------------------------------------
Average annual returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
One year                 -25.32%        -25.71%         -23.31%     -12.62%

Since inception          -31.00%        -31.05%         -29.71%     -15.55%

--------------------------------------------------------------------------------
Cumulative total returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
Six months                -6.15%         -6.47%          -3.52%       2.31%

One year                 -25.32%        -25.71%         -23.31%     -12.62%

Since inception          -44.83%        -44.90%         -43.17%     -23.48%


Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Funds performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

---------
GROWTH OF
$10,000
---------

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

--------------------------------------------------------------------------------
Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $7,652 as of April 30, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Growth Trends Fund, before sales charge, and is equal to $5,810 as of April 30, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Growth Trends Fund, after sales charge, and is equal to $5,517 as of April 30, 2002.
--------------------------------------------------------------------------------


                                    Class B              Class C1

Period beginning                    9-22-00               9-22-00
Without sales charge                 $5,740                $5,740
With maximum sales charge            $5,510                $5,683
Index                                $7,652                $7,652

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

FINANCIAL STATEMENTS

-----------
FUND'S
INVESTMENTS
-----------

Securities owned
by the Fund on
April 30, 2002
(unaudited)

This schedule is divided into three main categories: common stocks, rights and short-term investments. Common stocks and rights are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.



SHARES                                            ISSUER                                                    VALUE

-----------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK  97.62%                                                                           $314,124,409
-----------------------------------------------------------------------------------------------------------------
(Cost $373,880,595)

Banks - United States  15.90%                                                                         $51,173,393
64,500                                            Bank of America Corp.                                 4,674,960
91,150                                            Bank of New York Co., Inc. (The)                      3,335,179
145,000                                           BB&T Corp.                                            5,521,600
96,900                                            Fifth Third Bancorp                                   6,646,371
137,500                                           FleetBoston Financial Corp.                           4,853,750
142,000                                           Mellon Financial Corp.                                5,361,920
37,900                                            Northern Trust Corp.                                  2,013,248
155,000                                           SouthTrust Corp.                                      4,135,400
101,000                                           State Street Corp.                                    5,162,110
42,000                                            SunTrust Banks, Inc.                                  2,855,160
129,300                                           Wells Fargo & Co.                                     6,613,695

Broker Services  3.41%                                                                                 10,967,455
71,500                                            Goldman Sachs Group, Inc.                             5,630,625
71,000                                            Legg Mason, Inc.                                      3,567,040
155,381                                           Schwab (Charles) Corp. (The)                          1,769,790

Computers  13.60%                                                                                      43,766,928
200,000                                           BEA Systems, Inc.*                                    2,144,000
170,000                                           Cadence Design Systems, Inc.*                         3,481,600
325,000                                           Cisco Systems, Inc.*                                  4,761,250
200,000                                           Citrix Systems, Inc.*                                 2,320,000
190,000                                           Dell Computer Corp.*                                  5,004,600
160,000                                           EMC Corp.*                                            1,462,400
250,000                                           i2 Technologies, Inc.*                                  787,500


See notes to
financial statements.

8




SHARES                                            ISSUER                                                    VALUE

Computers  (continued)
150,000                                           KPMG Consulting, Inc.*                               $2,625,000
120,000                                           Mercury Interactive Corp.*                            4,472,400
35,000                                            Microsoft Corp.*                                      1,829,100
125,000                                           Network Associates, Inc.*                             2,218,750
250,000                                           Rational Software Corp.*                              3,642,500
350,000                                           Redback Networks, Inc.*                                 791,000
100,000                                           Siebel Systems, Inc.*                                 2,419,000
200,000                                           Sun Microsystems, Inc.*                               1,636,000
120,001                                           VERITAS Software Corp.*                               3,400,828
300,000                                           Vignette Corp.*                                         771,000

Electronics  13.03%                                                                                    41,938,500
170,000                                           Altera Corp.                                          3,495,200
80,000                                            Amkor Technology, Inc.*                               1,608,000
80,000                                            Analog Devices, Inc.*                                 2,956,800
200,000                                           Applied Materials, Inc.*                              4,864,000
175,000                                           Cypress Semiconductor Corp.*                          3,897,250
240,000                                           Flextronics International Ltd.* (Singapore)           3,324,000
150,000                                           Integrated Device Technology, Inc.*                   4,206,000
75,000                                            KLA-Tencor Corp.*                                     4,422,750
115,000                                           Micron Technology, Inc.*                              2,725,500
100,000                                           MKS Instruments, Inc.*                                3,389,000
100,000                                           RF Micro Devices, Inc.*                               1,740,000
300,000                                           Taiwan Semiconductor Manufacturing Co. Ltd.*
                                                   American Depositary Receipt (ADR) (Taiwan)           5,310,000

Fiber Optics  0.70%                                                                                     2,236,500
350,000                                           Finisar Corp.*                                        2,236,500

Finance  7.14%                                                                                         22,978,168
120,200                                           American Express Co.                                  4,929,402
122,000                                           Amvescap Plc (ADR) (United Kingdom)                   1,281,871
144,700                                           Citigroup, Inc.                                       6,265,510
86,500                                            Household International, Inc.                         5,042,085
154,000                                           MBNA Corp.                                            5,459,300

Insurance  6.24%                                                                                       20,082,060
120,000                                           Aetna, Inc.                                           5,712,000
91,350                                            American International Group, Inc.                    6,314,112
54,125                                            Marsh & McLennan Cos., Inc.                           5,470,955
45,000                                            St. Paul Cos., Inc. (The)                             2,241,450
18,480                                            Travelers Property Casualty Corp. (Class A)*            343,543

Media  0.89%                                                                                            2,853,000
150,000                                           AOL Time Warner, Inc.*                                2,853,000

Medical  24.70%                                                                                        79,479,472
40,000                                            Amgen, Inc.*                                          2,115,200
70,000                                            Anthem, Inc.*                                         4,774,000
40,000                                            Biovail Corp.* (Canada)                               1,510,800
80,000                                            Boston Scientific Corp.*                              1,993,600
200,000                                           Celgene Corp.*                                        3,956,000
45,100                                            Charles River Laboratories International, Inc.*       1,350,745
69,300                                            Diagnostic Products Corp.                             3,325,014


                                                                                          See notes to
                                                                                          financial statements.

                                                                                                           9









SHARES                                            ISSUER                                                    VALUE

Medical  (continued)
200,000                                           Emisphere Technologies, Inc.*                        $3,064,000
133,721                                           Galen Holdings Plc (United Kingdom)                   1,052,307
150,000                                           Genentech, Inc.*                                      5,325,000
200,000                                           Genta, Inc.*                                          2,687,400
50,000                                            HCA, Inc.                                             2,389,500
20,000                                            ILEX Oncology Inc.*                                     327,800
150,000                                           Immunex Corp.*                                        4,071,000
151,600                                           Lexicon Genetics Inc.*                                1,212,800
135,400                                           LifePoint Hospitals, Inc.*                            5,686,800
40,000                                            MedImmune, Inc.*                                      1,336,000
30,000                                            Medtronic, Inc. *                                     1,340,700
60,000                                            Mid Atlantic Medical Services, Inc.*                  2,185,800
15,000                                            Neurocrine Biosciences, Inc.*                           493,350
12,900                                            Orion-Yhtyma Oyj B Shs (Finland)                        302,217
30,000                                            Pfizer, Inc.                                          1,090,500
49,100                                            Progenics Pharmaceuticals, Inc.*                        684,945
15,000                                            Schering AG (Germany)                                   913,678
1,000,000                                         SkyePharma Plc* (United Kingdom)                      1,071,116
310,000                                           Syncor International Corp.                            9,690,600
100,000                                           Tenet Healthcare Corp.*                               7,337,000
230,000                                           Thoratec Laboratories Corp.*                          1,888,300
90,000                                            VISX, Inc.                                            1,473,300
700,000                                           WebMD Corp.*                                          4,830,000

Medical - Devices  2.12%                                                                                6,833,519
100,000                                           Baxter International, Inc.                            5,690,000
200,943                                           Smith & Nephew Plc (United Kingdom)                   1,143,519

Medical - HMO  4.94%                                                                                   15,886,200
250,000                                           Caremark Rx, Inc.*                                    5,375,000
140,000                                           WellPoint Health Networks, Inc.*                     10,511,200

Mortgage Banking  3.54%                                                                                11,390,814
69,800                                            Fannie Mae                                            5,509,314
90,000                                            Freddie Mac                                           5,881,500

Telecommunications  1.41%                                                                               4,538,400
140,000                                           Nokia Oyj. (ADR) (Finland)                            2,276,400
75,000                                            QUALCOMM, Inc.*                                       2,262,000

-----------------------------------------------------------------------------------------------------------------
RIGHTS  0.00%                                                                                                  $0
-----------------------------------------------------------------------------------------------------------------
(Cost $0)

Computers  0.00%
50,000                                            Seagate Technology, Inc.                                      0


See notes to
financial statements.

10



                                                                 INTEREST     PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                               RATE         (000S OMITTED)           VALUE

-----------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  6.65%                                                                    $21,396,671
-----------------------------------------------------------------------------------------------------------------
(Cost $21,396,671)

Joint Repurchase Agreement  2.74%
Investment in a joint repurchase agreement transaction
 with Barclays Capital, Inc. - Dated 04-30-02,
 due 05-01-02 (Secured by U.S. Treasury Inflation
 Indexed Notes 3.875% due 01-15-09 and
 3.500% due 01-15-11)                                             1.88%          $8,804           $8,804,000

                                                                                NUMBER OF
                                                                                SHARES

Cash Equivalents  3.91%
AIM Cash Investment Trust**                                                  12,592,671           12,592,671

------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  104.27%                                                                      $335,521,080
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  (4.27%)                                                      ($13,751,213)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                       $321,769,867
------------------------------------------------------------------------------------------------------------

 * Non-income producing security.

** Represents investment of security lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



                                                           See notes to
                                                           financial statements.

                                                                              11


FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

April 30, 2002
(unaudited)

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value and the maximum offering price per share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $395,277,266)                            $335,521,080
Receivable for investments sold                                        3,035,764
Receivable for shares sold                                               342,823
Dividends and interest receivable                                        195,628
Other assets                                                               3,807
Total assets                                                         339,099,102

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Due to custodian                                                         497,257
Payable for investments purchased                                      3,173,731
Payable for shares repurchased                                           497,473
Payable for securities on loan                                        12,592,671
Payable for forward foreign currency exchange contracts                       56
Payable to affiliates                                                    447,113
Other payables and accrued expenses                                      120,934
Total liabilities                                                     17,329,235

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                      506,693,236
Accumulated net realized loss on investments
 and foreign currency transactions                                  (122,585,812)
Net unrealized depreciation of investments,
 written options and translation of assets
 and liabilities in foreign currencies                               (59,755,796)
Accumulated net investment loss                                       (2,581,761)
Net assets                                                          $321,769,867

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on net asset values and shares outstanding
Class A ($96,887,371 / 16,698,852 shares)                                  $5.80
Class B ($158,508,962 / 27,615,339 shares)                                 $5.74
Class C ($66,373,534 / 11,564,196 shares)                                  $5.74

--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
--------------------------------------------------------------------------------
Class A1 ($5.80 O 95%)                                                     $6.11
Class C ($5.74 O 99%)                                                      $5.80

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


See notes to
financial statements.

12


FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the period ended
April 30, 2002
(unaudited)1

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $11,006)               $1,049,983
Interest (includes securities lending income of $37,916)                 106,862

Total investment income                                                1,156,845

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                              1,747,177
Class A distribution and service fee                                     157,772
Class B distribution and service fee                                     854,865
Class C distribution and service fee                                     366,404
Transfer agent fee                                                       762,704
Custodian fee                                                             47,324
Accounting and legal services fee                                         33,292
Registration and filing fee                                               21,927
Printing                                                                  18,162
Trustees' fee                                                             11,087
Auditing fee                                                               9,075
Legal fee                                                                  3,220
Miscellaneous                                                              2,738

Total expenses                                                         4,035,747
Less expense reductions                                                 (298,017)

Net expenses                                                           3,737,730

Net investment loss                                                   (2,580,885)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on
Investments                                                          (37,504,914)
Written options                                                          150,058
Foreign currency transactions                                            (28,199)
Change in net unrealized appreciation (depreciation) of
Investments                                                           35,133,387
Written options                                                          (28,808)
Translation of assets and liabilities in foreign currencies               (2,013)

Net realized and unrealized loss                                      (2,280,489)

Decrease in net assets from operations                               ($4,861,374)


1 Semiannual period from 11-1-01 through 4-30-02.



                                                           See notes to
                                                           financial statements.

                                                                              13


FINANCIAL STATEMENTS

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund.

                                                 YEAR                 PERIOD
                                                 ENDED                 ENDED
                                                 10-31-01          4-30-02 1

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
>From operations
Net investment loss                           ($4,124,878)       ($2,580,885)
Net realized loss                             (84,913,614)       (37,383,055)
Change in net unrealized
 appreciation (depreciation)                  (82,522,231)        35,102,566

Decrease in net assets
 resulting from operations                   (171,560,723)        (4,861,374)

Distributions to shareholders
>From net investment income
Class A                                          (196,928)                 -
                                                 (196,928)                 -
>From fund share transactions                  236,330,899         (2,812,502)

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                           264,870,495        329,443,743
End of period2                               $329,443,743       $321,769,867


1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.
2 Accumulated net investment loss of $876 and $2,581,761, respectively.


See notes to
financial statements.

14


----------
FINANCIAL
HIGHLIGHTS
----------

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                                    10-31-00 1       10-31-01      4-30-02 2

----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value,
 beginning of period                                $10.00          $9.54          $5.87
Net investment income (loss)3                         0.01          (0.05)         (0.03)
Net realized and unrealized
 loss on investments                                 (0.47)         (3.61)         (0.04)
Total from investment
 operations                                          (0.46)         (3.66)         (0.07)
Less distributions
>From net investment income                               -          (0.01)             -
Net asset value,
 end of period                                       $9.54          $5.87          $5.80
Total return 4,5 (%)                                 (4.60)6       (38.37)         (1.19)6

----------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                         $86            $99            $97
Ratio of expenses
 to average net assets (%)                            1.65 7         1.65           1.65 7
Ratio of adjusted expenses
 to average net assets 8 (%)                          1.75 7         1.85           1.82 7
Ratio of net investment income (loss)
 to average net assets (%)                            0.57 7        (0.70)         (0.99)7
Portfolio turnover (%)                                  11            116             62


                                                           See notes to
                                                           financial statements.

                                                                              15


----------
FINANCIAL
HIGHLIGHTS
----------

CLASS B SHARES

PERIOD ENDED                                   10-31-00 1       10-31-01       4-30-02 2

----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value,
 beginning of period                               $10.00          $9.54           $5.83
Net investment loss 3                                   _ 9        (0.10)          (0.05)
Net realized and unrealized
 loss on investments                                (0.46)         (3.61)          (0.04)
Total from investment
 operations                                         (0.46)         (3.71)          (0.09)
Net asset value,
 end of period                                      $9.54          $5.83           $5.74
Total return 4,5 (%)                                (4.60)6       (38.89)          (1.54)6

----------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                       $125           $161            $159
Ratio of expenses
 to average net assets (%)                           2.34 7         2.35            2.35 7
Ratio of adjusted expenses
 to average net assets 8 (%)                         2.44 7         2.55            2.52 7
Ratio of net investment loss
 to average net assets (%)                          (0.13)7        (1.40)          (1.69)7
Portfolio turnover (%)                                 11            116              62


See notes to
financial statements.


16



----------
FINANCIAL
HIGHLIGHTS
----------

CLASS C SHARES

PERIOD ENDED                                10-31-00 1        10-31-01         4-30-02 2

----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value,
 beginning of period                          $10.00             $9.54             $5.83
Net investment loss 3                              _ 9           (0.10)            (0.05)
Net realized and unrealized
 loss on investments                           (0.46)            (3.61)            (0.04)
Total from investment
 operations                                    (0.46)            (3.71)            (0.09)
Net asset value,
 end of period                                 $9.54             $5.83             $5.74
Total return 4,5 (%)                           (4.60)6          (38.89)            (1.54)6

----------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                   $53               $69               $66
Ratio of expenses
 to average net assets (%)                      2.34 7            2.35              2.35 7
Ratio of adjusted expenses
 to average net assets 8 (%)                    2.44 7            2.55              2.52 7
Ratio of net investment loss
 to average net assets (%)                     (0.13)7           (1.40)            (1.69)7
Portfolio turnover (%)                            11               116                62

1 Class A, Class B and Class C shares began operations on 9-22-00.
2 Semiannual period from 11-1-01 through 4-30-02. Unaudited.
3 Based on average of the shares outstanding at the end of each month.
4 Assumes dividend reinvestment and does not reflect the effect of sales charges.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Not annualized.
7 Annualized.
8 Does not take into consideration expense reductions during the periods shown.
9 Less than $0.01 per share.


                                                           See notes to
                                                           financial statements.


                                                                              17


----------
NOTES TO
STATEMENTS
----------

Unaudited

NOTE A
Accounting policies
John Hancock Growth Trends Fund (the "Fund") is a diversified series of John
Hancock Equity Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital. The Fund will invest in a number of industry groups without concentration in any particular industry.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service.
Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments
Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement
Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned


18


subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

Investment transactions
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations
Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses
The majority of the expenses are directly identifiable to an individual fund.
Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings
The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. There was no outstanding borrowing under the line of credit on April 30, 2002.


                                                                              19


Options
The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded.
Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or
"notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.
Risks may also arise if counterparties do not perform under the contracts' terms
("credit risk") or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the- counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's statements of assets and liabilities.

Written options for the period ended April 30, 2002 were as follows:

                                   NUMBER OF CONTRACTS        PREMIUMS RECEIVED
--------------------------------------------------------------------------------

Outstanding, beginning of period                 1,590                 $203,708
Options written                                    700                  134,720
Options expired                                 (1,900)                (281,343)
Options closed                                    (390)                 (57,085)
Outstanding, end of period                           -                        -

Securities lending
The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2002, the Fund loaned securities having a market value of $12,345,756 collateralized by cash in the amount of $12,592,671. The cash collateral was invested in a short-term instrument.

Forward foreign currency exchange contracts
The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward


20



foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S.
dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency-denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had the following open forward foreign currency exchange contracts on April 30, 2002:

              PRINCIPAL AMOUNT           EXPIRATION
CURRENCY      COVERED BY CONTRACT        MONTH                  DEPRECIATION
--------------------------------------------------------------------------------
BUYS
Euro          25,997                     MAY 02                 ($56)

Federal income taxes
The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders.
Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $84,620,044 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains.
To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: $307,599 -
October 31, 2008, $84, 312,445 - October 31, 2009.

Dividends, interest and distributions
Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates
The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by


                                                                              21


management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others
The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 1.00% of the Fund's average daily net asset value.
The Adviser has subadvisory agreements with American Fund Advisors, Inc. and
Mercury Advisors. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees, to 1.35% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $298,017 for the period ended April 30, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct
Rules of the National Association of Securities Dealers. Under the Conduct
Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2002, JH Funds received net up-front sales charges of $323,611 with regard to sales of Class A shares. Of this amount, $47,117 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $244,853 was paid as sales commissions to unrelated broker-dealers and $31,641 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The
Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended
April 30, 2002, JH Funds received net up-front sales charges of $83,638 with regard to sales of Class C shares. Of this amount, $83,150 was paid as sales commissions to unrelated broker-dealers and $488 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2002, CDSCs received by JH
Funds amounted to $389,809 for Class B and $13,996 for Class C shares.


22


The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated
Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen- sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred
Compen- sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions
This listing illustrates the number of shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.



                                       YEAR ENDED 10-31-01                 PERIOD ENDED 4-30-02 1
                                   SHARES           AMOUNT             SHARES            AMOUNT

-------------------------------------------------------------------------------------------------
Class A shares
-------------------------------------------------------------------------------------------------
Sold                           12,523,172       $99,058,372         2,647,482         $16,681,002
Repurchased                    (4,656,263)      (32,877,505)       (2,830,428)        (17,657,581)
Net increase (decrease)         7,866,909       $66,180,867          (182,946)          ($976,579)

-------------------------------------------------------------------------------------------------
Class B shares
-------------------------------------------------------------------------------------------------
Sold                           18,575,801      $146,912,890         2,960,209         $18,549,442
Repurchased                    (4,082,891)      (28,164,638)       (2,990,613)        (18,573,521)
Net increase (decrease)        14,492,910      $118,748,252           (30,404)           ($24,079)

-------------------------------------------------------------------------------------------------
CLASS C shares
-------------------------------------------------------------------------------------------------
Sold                            8,226,866       $64,533,142         1,383,004          $8,678,928
Repurchased                    (1,947,361)      (13,131,373)       (1,701,433)        (10,490,772)
Net increase (decrease)         6,279,505       $51,401,769          (318,429)        ($1,811,844)

-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)        28,639,324      $236,330,888          (531,779)        ($2,812,502)
-------------------------------------------------------------------------------------------------


1 Semiannual period from 11-1-01 through 4-30-02. Unaudited.

NOTE D
Investment
transactions
Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2002, aggregated $112,737,798 and $120,227,899, respectively.

The cost of investments owned at April 30, 2002, including short-term investments, for federal income tax purposes was $395,787,139. Gross unrealized appreciation and depreciation of investments aggregated $22,646,378 and $82,912,437, respectively, resulting in net unrealized depreciation of $60,266,059. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

-----------
FOR YOUR
INFORMATION
-----------

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler*
William F. Glavin
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

SUB-INVESTMENT ADVISERS
American Fund Advisors, Inc.
1415 Kellum Place
Garden City, New York 11130

Mercury Advisors
800 Scudders Mill Road
Plainsboro, New Jersey 08536

--------------------------------------------------------------------------------

                                                                      HOW TO
                                                                      CONTACT US
                                                                      ----------


On the Internet                     www.jhfunds.com

By regular mail                     John Hancock Signature Services, Inc.
                                    1 John Hancock Way, Suite 1000
                                    Boston, MA 02217-1000

By express mail                     John Hancock Signature Services, Inc.
                                    Attn:  Mutual Fund Image Operations
                                    529 Main Street
                                    Charlestown, MA 02129

Customer service representatives    1-800-225-5291

24-hour automated information       1-800-338-8080

TDD line                            1-800-554-6713

--------------------------------------------------------------------------------

[LOGO]        John Hancock
           ------------------
           JOHN HANCOCK FUNDS


           1-800-225-5291
           1-800-554-6713 (TDD)
           1-800-338-8080 EASI-Line

           www.jhfunds.com

----------------------------------
Now available: electronic delivery
www.jhancock.com/funds/edelivery
----------------------------------

This report is for the information of the shareholders of the John Hancock Growth Trends Fund.

                                                                     460SA  4/02
                                                                            6/02






John Hancock
Large Cap
Spectrum
Fund

SEMI
ANNUAL
REPORT

4.30.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25


Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through April 30, 2002, with the Dow Jones Industrial Average returning -0.15% and the Standard & Poor's 500 Index returning -5.80%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 13.44% in the first four months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market, led by corporate bonds.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings -- from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes -- stocks, bonds and cash -- and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor. With the economy poised for growth, that could happen sooner rather than later.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by nor-
mally investing at
least 80% of its
assets in stocks of
large-capitaliza-
tion companies.
The Fund's assets
will be managed
according to
three separate
investment
strategies --
growth, core
and value.

Over the last two months

* Interest rates remained at historically low levels, but investors remained skeptical about whether the economic recovery was sustainable.

* The stock market declined amid concerns of continued weak capital spending and accounting irregularities.

* Large-cap stocks slid modestly, weighed down by poor performance in the technology and telecommunications sectors.

[Bar chart with heading "John Hancock Large Cap Spectrum Fund." Under the heading is a note that reads "Fund performance from inception February 25, 2002 through April 30, 2002." The chart is scaled in increments of 2% with -6% at the bottom and 0% at the top. The first bar represents the -5.50% total return for Class A. The second bar represents the -5.60% total return for Class B. The third bar represents the -5.60% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 3.6%   Freddie Mac
 3.3%   Citigroup
 2.7%   American International Group
 2.7%   Viacom, Inc. (Class B)
 2.6%   Fannie Mae
 2.4%   Merck
 2.4%   J.P. Morgan Chase
 2.2%   Schering-Plough
 2.2%   Agere Systems, Inc. (Class A)
 2.0%   Microsoft

As a percentage of net assets on April 30, 2002.



MANAGERS'
REPORT

John Hancock
Large Cap Spectrum Fund

The stock market confounded observers during the first four months of 2002, as robust economic growth, low interest rates and strong upward earnings revisions did little to boost returns. Instead, concerns about weak capital spending, accounting irregularities and excess capacity issues cast a cloud over the market. Cheaper value stocks outperformed more expensive growth names. Small-cap stocks beat large-cap stocks, as investors favored domestic companies with more exposure to the U.S. economic recovery and less complicated balance sheets.

PERFORMANCE AND STRATEGY REVIEW

John Hancock Large Cap Spectrum Fund's Class A, Class B, and Class C shares returned -5.50%, -5.60%, -5.60%, respectively, at net asset value from its inception on February 25, 2002, through April 30, 2002. By comparison, the Standard & Poor's 500 Index returned -2.53% during the same period and the average large-cap core fund returned -0.04%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

"As we began building
 the core portfolio, our
 focus was on owning
 great businesses
 with demonstrated
 earnings growth..."

The Fund's investment strategy focuses on large companies with market capitalizations over $5 billion. Within this universe, we allocate assets across three disciplines, with 50% in a core portfolio that invests in both growth and value stocks, 25% in growth stocks with the potential to grow earnings faster than the general market, and 25% in value stocks whose prices look low relative to fundamental measures like earnings or cash flow. During the reporting period, the core and growth portfolios declined slightly, while the value portfolio turned in a modest gain.

JOHN HANCOCK LARGE CAP EQUITY STRATEGY
by James S. Yu, CFA, John Hancock Advisers

As we began building the core portfolio, our focus was on owning great businesses with demonstrated earnings growth, strong management and realistic earnings targets. We built a significant stake in financials, which benefited from improved economic growth and low interest rates. Companies with strong franchises, including J.P. Morgan Chase and American Express, were strong performers. We also bought insurance companies like Berkshire Hathaway and American International Group, believing they will do well as industry pricing improves.

"...the growth portfolio's
 below-average stake in
 technology helped us beat
 our benchmark, the Russell
 1000 Growth Index."

Our high concentration in consumer discretionary stocks was mostly in retailing and media. The Gap and CVS stores gained nicely, thanks to strong consumer spending. We also owned media titans such as Viacom and Liberty Media that have the potential to rally as advertising revenues improve.

In health care, we focused on pharmaceuticals suffering from overdone concerns about patent expirations. Unfortunately, Bristol-Myers Squibb plummeted on weak execution and the announcement of unexpectedly high inventories, hurting Merck and Schering-Plough as well.

ALLIANCE CAPITAL LARGE CAP GROWTH STRATEGY by Stephanie Simon, CFA, Alliance Capital Management

During a difficult period for growth stocks, the growth portfolio's below-average stake in technology helped us beat our benchmark, the Russell 1000 Growth Index. Our bottom-up approach to stock selection led us to focus on companies that would do well regardless of what happened in the economy. In the health-care sector, we favored companies outside the pharmaceutical area. Among our top performers were UnitedHealth Group, a health insurer, Tenet Healthcare, a for-profit hospital company, and Cardinal Health, a drug distributor.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Finance 11%, the second is Medical 11%, the third Media 9%, the fourth Insurance 8%, and the fifth Retail 8%.

We also favored stocks that would benefit from an economic recovery and were not technology related. Our investments included media names like Viacom, as well as retail stocks like Kohl's, an apparel chain that rallied amid strong consumer spending. In the financial sector, where our biggest investment was Citigroup, we favored stocks with solid earnings growth and reasonable valuations that could benefit from low interest rates and improved market conditions.

Disappointments included General Electric, which tumbled as the company came under closer scrutiny for its accounting practices, as well as out-of-favor technology stocks like Nokia and Microsoft.

BERNSTEIN STRATEGIC VALUE STRATEGY
by Giulio A. Martini, AllianceBernstein

The value portfolio benefited from our use of both fundamental research and quantitative modeling to search for the best values in the market. Our biggest sector was financials, where we focused on regional banks with strong consumer lending and credit card operations. Washington Mutual, Bank One, Bank of America and Wachovia all did well, as better economic growth lessened concerns over potential loan losses. We also benefited from owning Lehman Brothers, a brokerage and investment banking firm whose stock rallied on expectations that business would improve.

Basic materials and industrial companies were another concentration. We expect paper companies like MeadWestvaco and chemical companies like Dow Chemical and PPG Industries to benefit from low valuations and tight capacity as the economy recovers. Our largest investments included railroads like Burlington Northern Santa Fe and Norfolk Southern, which should reap market share gains from industry consolidation, and Phillips Petroleum and Occidental Petroleum, which should benefit from rising oil prices.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Bristol-Myers Squibb followed by a down arrow with the phrase "Higher-than-expected inventories, weak new drug launch." The second listing is Microsoft followed by a down arrow with the phrase "Out-of-favor sector, weak corporate spending, anti-trust concerns." The third listing is Washington Mutual followed by an up arrow with the phrase "Continued strength in housing market."]

We began nibbling at depressed technology and telecommunications stocks, even though no one knows exactly when these industries will turn around. Our stakes in WorldCom, Qwest Communications International, and
Hewlett-Packard, however, cost us as the stocks continued to decline.

"The value portfolio bene-
 fited from our use of both
 fundamental research and
 quantitative modeling to
 search for the best values..."

OPPORTUNITIES AHEAD

We expect to see steady, sustainable economic growth as the year progresses. Interest rates may rise slightly, but will most likely stay at low levels. The stock market will probably remain volatile until people become more comfortable with the economic recovery and corporate spending improves. Volatility, however, provides plenty of investment opportunities for selective investors. In our opinion, companies with strong execution that can meet earnings expectations will still do well. Greater financial disclosure and a global recovery should also bode well for the large-cap universe.


This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
April 30, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an unman-
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.

                               Class A      Class B      Class C        Index
Inception date                 2-25-02      2-25-02      2-25-02           --

Average annual returns with maximum sales charge (POP)
Since inception 1              -10.26%      -10.32%       -7.47%       -2.53%

Cumulative total returns with maximum sales charge (POP)
Since inception                -10.26%      -10.32%       -7.47%       -2.53%


Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $9,747 as of April 30, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Spectrum Fund, before sales charge, and is equal to $9,450 as of April 30, 2002. The third line represents the value of the same hypothetical investment made in the John Hancock Large Cap Spectrum Fund, after sales charge, and is equal to $8,974 as of April 30, 2002.

                                    Class B      Class C
Period beginning                    2-25-02      2-25-02
Without sales charge                 $9,440       $9,440
With maximum sales charge            $8,968       $9,252
Index                                $9,747       $9,747

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of April 30, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2002
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES    ISSUER                                                                   VALUE
COMMON STOCKS 92.97%                                                               $22,725,529
(Cost $24,007,028)

Automobiles / Trucks 2.07%                                                            $506,229
 10,660   Ford Motor Co.                                                               170,560
  5,500   Genuine Parts Co.                                                            189,805
  1,400   Lear Corp.*                                                                   71,974
  1,000   Magna International, Inc. (Class A) (Canada)                                  73,890

Banks -- United States 3.16%                                                           772,631
  3,600   Bank of America Corp.                                                        260,928
  2,700   Bank One Corp.                                                               110,349
  4,300   FleetBoston Financial Corp.                                                  151,790
  3,000   National City Corp.                                                           93,600
  4,100   Wachovia Corp.                                                               155,964

Broker Services 2.69%                                                                  656,748
  1,700   Bear Stearns Cos., Inc. (The)                                                105,298
  2,100   Goldman Sachs Group, Inc. (The)                                              165,375
  2,200   Lehman Brothers Holdings, Inc.                                               129,800
 22,500   Schwab (Charles) Corp. (The)                                                 256,275

Building 0.61%                                                                         147,952
  1,500   Georgia-Pacific Corp.                                                         43,470
  3,400   Sherwin-Williams Co. (The)                                                   104,482

Chemicals 1.93%                                                                        472,979
  5,500   Dow Chemical Co. (The)                                                       174,900
  2,400   Eastman Chemical Co.                                                         105,840
  3,675   PPG Industries, Inc.                                                         192,239

Computers 5.74%                                                                      1,402,838
  6,300   Dell Computer Corp.*                                                         165,942
  2,600   Electronic Data Systems Corp.                                                141,076
 10,500   Hewlett-Packard Co.                                                          179,550
  9,500   Microsoft Corp.*                                                             496,470
 50,000   Parametric Technology Corp.*                                                 202,000
 20,000   Wind River Systems, Inc.*                                                    217,800

Consumer Products -- Misc. 1.85%                                                       451,430
  3,000   Eastman Kodak Co.                                                             96,630
 10,000   Gillette Co. (The)                                                           354,800

Diversified Operations 1.57%                                                           384,910
 12,200   General Electric Co.                                                         384,910

Electronics 5.82%                                                                    1,421,650
125,000   Agere Systems, Inc. (Class A)*                                               530,000
  3,700   Avnet, Inc.*                                                                  94,794
 32,500   Conexant Systems, Inc.*                                                      331,500
 11,400   Intel Corp.                                                                  326,154
  8,900   Solectron Corp.*                                                              64,970
  2,400   Texas Instruments, Inc.                                                       74,232

Fiber Optics 0.78%                                                                     191,700
 30,000   Finisar Corp.*                                                               191,700

Finance 10.82%                                                                       2,643,656
 10,000   American Express Co.                                                         410,100
 18,600   Citigroup, Inc.                                                              805,380
  2,500   Golden West Financial Corp.                                                  170,975
 16,400   J.P. Morgan Chase & Co.                                                      575,640
  3,400   MBNA Corp.                                                                   120,530
  7,250   Morgan Stanley Dean Witter & Co.                                             345,970
  5,700   Washington Mutual, Inc.                                                      215,061

Insurance 7.87%                                                                      1,923,724
  5,000   ACE, Ltd.                                                                    217,600
  1,450   Aetna, Inc.                                                                   69,020
  4,500   Ambac Financial Group, Inc.                                                  282,870
  9,700   American International Group, Inc.                                           670,464
      6   Berkshire Hathaway, Inc. (Class A)*                                          440,700
  8,000   Travelers Property Casualty Corp. (Class A)*                                 148,720
  1,000   XL Capital Ltd. (Class A) (Bermuda)                                           94,350

Machinery 0.25%                                                                         61,320
  1,400   Cooper Industries, Inc.                                                       61,320

Media 9.01%                                                                          2,203,096
 23,300   AOL Time Warner, Inc.*                                                       443,166
  8,400   Comcast Corp. (Class A)*                                                     224,700
 45,000   Liberty Media Corp. (Class A)*                                               481,500
 25,000   Metro-Goldwyn-Mayer, Inc.*                                                   403,750
 13,800   Viacom, Inc. (Class B)*                                                      649,980

Medical 10.63%                                                                       2,598,150
  5,500   Bristol-Myers Squibb Co.                                                     158,400
  2,700   Cardinal Health, Inc.                                                        186,975
  1,900   Johnson & Johnson                                                            121,334
 10,800   Merck & Co., Inc.                                                            586,872
  9,800   Pfizer, Inc.                                                                 356,230
  6,000   Pharmacia Corp.                                                              247,380
 19,500   Schering-Plough Corp.                                                        532,350
  1,500   Tenet Healthcare Corp.*                                                      110,055
  3,400   UnitedHealth Group, Inc.                                                     298,554

Mortgage Banking 6.24%                                                               1,524,147
  8,050   Fannie Mae                                                                   635,387
 13,600   Freddie Mac                                                                  888,760

Oil & Gas 2.16%                                                                        528,126
  8,800   Occidental Petroleum Corp.                                                   253,000
  4,600   Phillips Petroleum Co.                                                       275,126

Paper & Paper Products 0.74%                                                           182,032
  6,200   MeadWestvaco Corp.                                                           182,032

Retail 7.81%                                                                         1,909,680
  1,500   CVS Corp.                                                                     50,220
 18,000   Gap, Inc. (The)                                                              253,980
  5,800   Home Depot, Inc. (The)                                                       268,946
  4,900   Kohl's Corp.*                                                                361,130
  4,000   Kroger Co. (The)*                                                             91,080
 10,000   McDonald's Corp.                                                             284,000
  2,000   Safeway, Inc.*                                                                83,900
  1,600   Sears, Roebuck & Co.                                                          84,400
  4,100   Target Corp.                                                                 178,965
  6,700   Walgreen Co.                                                                 253,059

Schools / Education 0.43%                                                              105,960
  4,000   DeVry, Inc.*                                                                 105,960

Telecommunications 7.09%                                                             1,732,070
  4,800   Corning, Inc.*                                                                32,112
 15,000   General Motors Corp. (Class H)*                                              224,700
 40,000   Nextel Communications, Inc. (Class A)*                                       220,400
 15,100   Nokia Corp., American Depositary Receipt (Finland)                           245,526
 21,225   Qwest Communications International, Inc.                                     106,762
  5,300   SBC Communications, Inc.                                                     164,618
 19,300   Sprint Corp. (PCS Group)*                                                    216,353
  8,600   Sprint Corp.                                                                 136,310
 10,200   Tellabs, Inc.*                                                                86,598
 14,000   Vodafone Group Plc ADR (United Kingdom)                                      226,800
 29,000   WorldCom, Inc. -- WorldCom Group*                                             71,891

Tobacco 0.41%                                                                          100,695
  1,850   Philip Morris Cos., Inc.                                                     100,695

Transport 2.11%                                                                        514,960
  9,300   Burlington Northern Santa Fe Corp.                                           255,657
 12,100   Norfolk Southern Corp.                                                       259,303

Utilities 1.18%                                                                        288,846
  4,600   American Electric Power Co., Inc.                                            210,680
  2,200   Cinergy Corp.                                                                 78,166

                                                        INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                          RATE   (000S OMITTED)
SHORT-TERM INVESTMENTS 8.71%                                                        $2,129,000
(Cost $2,129,000)

Joint Repurchase Agreement 8.71%
Investment in a joint repurchase agreement transaction
with Barclays Capital, Inc. -- Dated 04-30-02,
due 05-01-02 (Secured by U.S. Treasury Notes 3.875%
due 01-15-09 and 3.50% due 01-15-11)                        1.88%          $2,129    2,129,000

TOTAL INVESTMENTS 101.68%                                                          $24,854,529

OTHER ASSETS AND LIABILITIES, NET (1.68%)                                            ($410,797)

TOTAL NET ASSETS 100.00%                                                           $24,443,732


* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

  The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

April 30, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $26,136,028)                           $24,854,529
Cash                                                                      555
Receivable for investments sold                                        13,353
Receivable for shares sold                                            188,665
Dividends and interest receivable                                      13,385
Other assets                                                           18,792

Total assets                                                       25,089,279

LIABILITIES
Payable for investments purchased                                     598,086
Payable for shares repurchased                                         36,590
Payable to affiliates                                                  10,871

Total liabilities                                                     645,547

NET ASSETS
Capital paid-in                                                    25,941,675
Accumulated net realized loss on investments                         (188,572)
Net unrealized depreciation of investments                         (1,281,499)
Accumulated net investment loss                                       (27,872)

Net assets                                                        $24,443,732

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($8,125,354 [DIV] 859,542 shares)                               $9.45
Class B ($10,574,662 [DIV] 1,120,005 shares)                            $9.44
Class C ($5,743,716 [DIV] 608,359 shares)                               $9.44

MAXIMUM OFFERING PRICE PER SHARE
Class A ($9.45 [DIV] 95%)                                               $9.95
Class C ($9.44 [DIV] 99%)                                               $9.54

See notes to
financial statements.



OPERATIONS


For the period ended
April 30, 2002
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $316)                  $30,077
Interest                                                               10,530

Total investment income                                                40,607

EXPENSES
Investment management fee                                              29,672
Class A distribution and service fee                                    3,566
Class B distribution and service fee                                   14,628
Class C distribution and service fee                                    8,395
Registration and filing fee                                            12,804
Transfer agent fee                                                      7,179
Custodian fee                                                           2,857
Printing                                                                2,595
Auditing fee                                                            2,551
Accounting and legal services fee                                         739
Miscellaneous                                                             436
Trustees' fee                                                              51
Legal fee                                                                  51

Total expenses                                                         85,524
Less expense reductions                                               (17,045)

Net expenses                                                           68,479

Net investment loss                                                   (27,872)

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                     (188,572)
Change in net unrealized depreciation
  of investments                                                   (1,281,499)

Net realized and unrealized loss                                   (1,470,071)

Decrease in net assets from operations                             (1,497,943)

1 Inception period from 2-25-02 through 4-30-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                                     PERIOD
                                                                      ENDED
                                                                    4-30-02 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                                                ($27,872)
Net realized loss                                                  (188,572)
Change in net unrealized depreciation                            (1,281,499)

Decrease in net assets resulting from operations                 (1,497,943)

From fund share transactions                                     25,941,675

NET ASSETS
Beginning of period                                                      --

End of period 2                                                 $24,443,732

1 Inception period 2-25-02 through 4-30-02. Unaudited.

2 Includes accumulated net investment loss of $27,872.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS
CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                                4-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $10.00
Net investment loss 3                                         (0.01)
Net realized and unrealized loss on investments               (0.54)
Total from investment operations                              (0.55)
Net asset value, end of period                                $9.45
Total return 4,5 (%)                                          (5.50) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                          $8
Ratio of expenses to average net assets (%)                    1.50 7
Ratio of adjusted expenses to average net assets 8 (%)         1.99 7
Ratio of net investment loss to average net assets (%)        (0.33) 7
Portfolio turnover (%)                                            8

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                                4-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $10.00
Net investment loss 3                                         (0.02)
Net realized and unrealized loss on investments               (0.54)
Total from investment operations                              (0.56)
Net asset value, end of period                                $9.44
Total return 4,5 (%)                                          (5.60) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                         $11
Ratio of expenses to average net assets (%)                    2.20 7
Ratio of adjusted expenses to average net assets 8 (%)         2.69 7
Ratio of net investment loss to average net assets (%)        (1.04) 7
Portfolio turnover (%)                                            8

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                                4-30-02 1,2
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                         $10.00
Net investment loss 3                                         (0.02)
Net realized and unrealized loss on investments               (0.54)
Total from investment operations                              (0.56)
Net asset value, end of period                                $9.44
Total return 4,5 (%)                                          (5.60) 6

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                          $6
Ratio of expenses to average net assets (%)                    2.20 7
Ratio of adjusted expenses to average net assets 8 (%)         2.69 7
Ratio of net investment loss to average net assets (%)        (1.03) 7
Portfolio turnover (%)                                            8


1 Class A, Class B and Class C shares began operations on 2-25-02.

2 Inception period from 2-25-02 through 4-30-02. Unaudited.

3 Based on the average of the shares outstanding.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total return would have been lower had certain expenses not been reduced during the period shown.

6 Not annualized.

7 Annualized.

8 Does not take into consideration expense reductions during the period shown.

See notes to
financial statements.



NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Large Cap Spectrum Fund (the "Fund") is a non-diversified series of John Hancock Equity Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital. The Fund's assets will be allocated among three investment styles to reflect an optimal combination: growth, core, and value.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on April 30, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.85% of the Fund's average daily net asset value. The Adviser has a subadvisory agreement with Alliance Capital Management L.P. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses, excluding distribution and service fees, to 1.20% of the Fund's average daily net assets, at least until February 28, 2003. Accordingly, the expense reduction amounted to $17,045 for the period ended April 30, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtail-ment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended April 30, 2002, JH Funds received no net up-front sales charges with regard to sales of Class A or Class C shares.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2002, no CDSCs were received by JH Funds.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company, an indirect parent of the Adviser. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the period, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                          PERIOD ENDED 4-30-02 1
                                   SHARES               AMOUNT
CLASS A SHARES
Sold                              894,536           $8,969,711
Repurchased                       (34,994)            (348,001)
Net increase                      859,542           $8,621,710

CLASS B SHARES
Sold                            1,157,494          $11,595,449
Repurchased                       (37,489)            (366,040)
Net increase                    1,120,005          $11,229,409

CLASS C SHARES
Sold                              620,170           $6,214,680
Repurchased                       (11,811)            (124,124)
Net increase                      608,359           $6,090,556

NET INCREASE                    2,587,906          $25,941,675

1 Inception period from 2-25-02 through 4-30-02. Unaudited.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2002, aggregated $25,167,983 and $972,383, respectively.

The cost of investments owned at April 30, 2002, including short-term investments, for federal income tax purposes was $26,136,028. Gross unrealized appreciation and depreciation of investments aggregated $489,779 and $1,771,278, respectively, resulting in net unrealized depreciation of $1,281,499.



OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Large Cap Spectrum Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Equity Fund
                    Small Cap Growth Fund
                    Sovereign Investors Fund
                    U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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FOR YOUR
INFORMATION

TRUSTEES
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
John M. DeCiccio
Richard A. Farrell*
Maureen R. Ford
Gail D. Fosler*
William F. Glavin
Dr. John A. Moore*
Patti McGill Peterson
John W. Pratt
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713



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A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

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Now available: electronic delivery
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This report is for the information of
the shareholders of the John Hancock
Large Cap Spectrum Fund.

670SA  4/02
       6/02